                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of PivX Solutions, Inc. (the "Company") on Form 10-QSB for the quarter ending September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Robert N. Shively, as Chief Executive Officer, and Kenneth Dill, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge, that:

(1) The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 11, 2004                        By:      /s/ Robert N. Shively
                                            ------------------------------------
                                                  Robert N. Shively
                                                  Chief Executive Officer

                                         By:      /s/ Kenneth Dill
                                            ------------------------------------
                                                  Kenneth Dill
                                                  Chief Financial Officer